Financial Instruments	12 Months Ended
Dec. 31, 2022
Financial instruments [Abstract]
Financial Instruments
8. FINANCIAL INSTRUMENTS

a)Financial assets and liabilities by categories:

December 31, 2022	Amortized cost	FVTPL	FVTOCI	Total
Financial Assets:
Cash and cash equivalents	$107,005	$—	$—	$107,005
Trade receivables from provisional concentrates sales (1)	—	50,258	—	50,258
Receivable not arising from sale of metal concentrates (1)	77,442		—	77,442
Short-term investments	—	35,337	—	35,337
Long-term investment (2)	—	—	121,200	121,200
Derivative assets	—	2,883	—	2,883
	$184,447	$88,478	$121,200	$394,125
Financial Liabilities:
Derivative liabilities	$—	$1,780	$—	$1,780
Debt	$193,722	$—	$—	$193,722
(1)Included in Trade and other receivables.
(2)The Company's investment in Maverix (Note 13).

December 31, 2021	Amortized cost	FVTPL	Total
Financial Assets:
Cash and cash equivalents	$283,550	$—	$283,550
Trade receivables from provisional concentrates sales (1)	—	40,020	40,020
Receivable not arising from sale of metal concentrates (1)	76,902	—	76,902
Short-term investments	—	51,723	51,723
Derivative assets	—	3,995	3,995
	$360,452	$95,738	$456,190
Financial Liabilities:
Derivative liabilities	$—	$351	$351
Debt	$15,300	$—	$15,300
(1)Included in Trade and other receivables.
b)Short-term investments recorded at FVTPL
The losses from short-term investments recorded at FVTPL for the year ended December 31, 2022 and 2021 were as follows:

	2022	2021
Unrealized losses on short-term investments	$(16,615)	$(60,355)
Realized gains on short-term investments	394	633
	$(16,221)	$(59,722)
c)Long-term investment recorded at FVTOCI
The losses from the Company's long-term investment (Note 13) recorded at FVTOCI for the year ended December 31, 2022 and 2021 were as follows:

	2022	2021
Unrealized loss on long-term investment	$(3,477)	$—
d)Derivatives
The Company's derivatives are comprised of foreign currency and commodity contracts. The gains (losses) on derivatives for the year ended December 31, 2022 and 2021 were comprised of the following:

	2022	2021
Realized gains on derivatives	$9,877	$9,156
Unrealized losses on derivatives	(2,541)	(3,763)
	$7,336	$5,393
e)Fair value information
i)Fair Value Measurement
The categories of the fair value hierarchy that reflect the inputs to valuation techniques used to measure fair value are as follows:
Level 1: Quoted prices in active markets for identical assets or liabilities;
Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
Level 3: Inputs for the asset or liability based on unobservable market data
The levels in the fair value hierarchy into which the Company’s financial assets and liabilities that are measured and recognized on the Consolidated Statements of Financial Position at fair value on a recurring basis were categorized as follows:

	At December 31, 2022		At December 31, 2021
	Level 1	Level 2	Level 1	Level 2
Assets and Liabilities:
Short-term investments	$35,337	$—	$51,723	$—
Long-term investment	121,200	—	—	—
Trade receivables from provisional concentrate sales	—	50,258	—	40,020
Derivative assets	—	2,883	—	3,995
Derivative liabilities	—	(1,780)	—	(351)
	$156,537	$51,361	$51,723	$43,664
The methodology and assessment of inputs for determining the fair value of financial assets and liabilities as well as the levels of hierarchy for the Company’s financial assets and liabilities measured at fair value remain unchanged from that at December 31, 2021.
ii)Valuation Techniques
 Short-term and long-term investments
The Company’s short-term and long-term investments are valued using quoted market prices in active markets and as such are classified within Level 1 of the fair value hierarchy and are primarily equity securities. The fair value of the equity securities is calculated using the quoted market price multiplied by the quantity of shares held by the Company.
Derivative assets and liabilities
The Company’s derivative assets and liabilities were comprised of foreign currency and commodity contracts which are valued using observable market prices.
Receivables from provisional concentrate sales
A portion of the Company’s trade receivables arose from provisional concentrate sales and are valued using quoted market prices based on the forward London Metal Exchange for copper, zinc and lead and the London Bullion Market Association P.M. fix for gold and silver.
f)Financial Instruments and related risks
The Company has exposure to risks of varying degrees of significance which could affect its ability to achieve its strategic objectives for growth and shareholder returns. The principle financial risks to which the Company is exposed are:
i)Credit risk
ii)Liquidity risk
iii)Market risk
1. Currency risk
2. Interest rate risk
3. Price risk
The Company’s Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework and reviews the Company’s policies on an ongoing basis.
i)Credit Risk
Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s trade receivables. The carrying value of trade receivables represents the maximum credit exposure.
The Company has concentrate contracts to sell the zinc, lead, copper and silver concentrates produced by the Huaron, San Vicente and La Colorada mines. Concentrate contracts are a common business practice in the mining industry. The terms of the concentrate contracts may require the Company to deliver concentrate that has a value greater than the payment received at the time of delivery, thereby introducing the Company to credit risk of the buyers of concentrates. Should any of these counterparties not honour purchase arrangements, or should any of them become insolvent, the Company may incur losses for products already shipped and be forced to sell its concentrates on the spot market or it may not have a market for its concentrates and therefore its future operating results may be materially adversely impacted. At December 31, 2022, the Company had receivable balances associated with buyers of its concentrates of $50.3 million (2021 - $40.0 million). The vast majority of the Company’s concentrate is sold to a limited number of concentrate buyers.
Doré production from La Colorada, Dolores, Manantial Espejo, Shahuindo, La Arena, and Timmins is refined under long-term agreements with fixed refining terms at seven separate refineries worldwide. The Company generally retains the risk and title to the precious metals throughout the process of refining and therefore is exposed to the risk that the refineries will not be able to perform in accordance with the refining contract and that the Company may not be able to fully recover precious metals in such circumstances. At December 31, 2022, the Company had approximately $37.0 million (2021 - $52.3 million) of value contained in precious metal inventory at refineries. The Company maintains insurance coverage against the loss of precious metals at the Company’s mine sites, in-transit to refineries and while at the refineries. The refineries bear the risk of loss after metal inventories have been delivered to them.
The Company maintains trading facilities with several banks and bullion dealers for the purposes of transacting the Company’s metal sales. None of these facilities are subject to margin arrangements. The Company’s trading activities can expose the Company to the credit risk of its counterparties to the extent that the trading positions have a positive mark-to-market value. However, the Company maintains an active credit management and monitoring program to minimize the risk of excessive credit risk concentration with any single counterparty.
Refined silver and gold are sold in the spot market to various bullion traders and banks. Credit risk may arise from these activities if the Company is not paid for metal at the time it is delivered, as required by spot sale contracts.
Supplier advances for products and services yet to be provided are a common practice in some jurisdictions in which we operate. These advances represent a credit risk to us to the extent that suppliers do not deliver products or perform services as expected. As at December 31, 2022, we had made $8.9 million of supplier advances (2021 - $11.2 million), which are reflected in “Trade and other receivables” on the consolidated statements of financial position.
Management constantly monitors and assesses the credit risk resulting from its refining arrangements, concentrate sales and commodity contracts with its refiners, supplier advances, trading counterparties and customers. Furthermore, management carefully considers credit risk when allocating prospective sales and refining business to counterparties. In making allocation decisions, management attempts to avoid unacceptable concentration of credit risk to any single counterparty.
Cash and cash equivalents, trade accounts receivable and other receivables that represent the maximum credit risk to the Company consist of the following:

	December 31, 2022	December 31, 2021
Cash and cash equivalents	$107,005	$283,550
Trade accounts receivable (1)	50,258	40,020
Supplier advances (1)	8,914	11,228
Employee loans (1)	338	667
(1)Included in Trade and other receivables.
The Company invests its cash and cash equivalents, which also has credit risk, with the objective of maintaining safety of principal and providing adequate liquidity to meet all current payment obligations.
ii)Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages its liquidity risk by continuously monitoring forecasted and actual cash flows. The Company has in place a rigorous planning and budgeting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis and its expansion plans. The Company strives to maintain sufficient liquidity to meet its short-term business requirements, taking into account its anticipated cash flows from operations, its holdings of cash and short-term investments, and its committed loan facilities.
There was no material change to the Company's exposure to liquidity risk for the year ended December 31, 2022 and 2021.
In the normal course of business, the Company enters into contracts that give rise to commitments for future minimum payments. The following tables summarize the remaining contractual maturities of the Company's financial liabilities and operating and capital commitments on an undiscounted basis:

Payments due by period 2022
	Within 1 year	2 - 3 years	4- 5 years	After 5 years	Total
Accounts payable and accrued liabilities other than:	$291,436	$—	$—	$—	$291,436
Severance liabilities	13,860	1,039	645	4,489	20,033
Payroll liabilities	2,758	—	—	—	2,758
Total accounts payable and accrued liabilities	308,054	1,039	645	4,489	314,227
Income tax payables	25,833	—	—	—	25,833
Derivative liabilities	1,780	—	—	—	1,780
Debt
Repayment of principal	13,712	173,435	6,575	—	193,722
Interest and standby fees	11,222	17,681	125	—	29,028
Provisions (1)(2)	3,448	2,423	—	1,081	6,952
Future payroll liabilities	2,465	8,659	—	—	11,124
Total contractual obligations (2)	$366,514	$203,237	$7,345	$5,570	$582,666
(1)Total litigation provision (Note 16).
(2)Amounts above do not include payments related to closure and decommissioning (current $14.4 million, long-term $281.8 million) discussed in Note 16, lease obligations discussed in Note 17, the $20.8 million deferred credit arising from the Navidad acquisition discussed in Note 20, and deferred tax liabilities of $140.3 million in Note 30.

Payments due by period 2021
	Within 1 year	2 - 3 years	4- 5 years	After 5 years	Total
Accounts payable and accrued liabilities other than:	$275,629	$—	$—	$—	$275,629
Severance liabilities	26,695	404	33	4,450	31,582
Payroll liabilities	3,763	—	—	—	3,763
Total accounts payable and accrued liabilities	306,087	404	33	4,450	310,974
Income tax payables	59,133	—	—	—	59,133
Derivative liabilities	351	—	—	—	351
Debt
Repayment of principal	3,400	6,800	5,100	—	15,300
Interest and standby fees	2,613	4,867	1,432	—	8,912
Provisions (1)(2)	2,738	2,553	—	—	5,291
Future payroll liabilities	3,352	9,058	—	—	12,410
Total contractual obligations (2)	$377,674	$23,682	$6,565	$4,450	$412,371
(1)Total litigation provision (Note 16).
(2)Amounts above do not include payments related to closure and decommissioning (current $5.3 million, long-term $237.6 million) discussed in Note 16, lease obligations discussed in Note 17, the $20.8 million deferred credit arising from the Navidad acquisition discussed in Note 20, and deferred tax liabilities of $184.8 million in Note 30.
iii)Market Risk
1.Currency Risk
The Company reports its financial statements in USD; however, the Company operates in jurisdictions that utilize other currencies. As a consequence, the financial results of the Company’s operations as reported in USD are subject to changes in the value of the USD relative to local currencies. Since the Company’s sales are denominated in USD and a portion of the Company’s operating costs and capital spending are in local currencies, the Company is negatively impacted by strengthening local currencies relative to the USD and positively impacted by the inverse.
The Company’s net earnings are affected by the revaluation of its monetary assets and monetary liabilities at each balance sheet date. The Company has reviewed its monetary assets and monetary liabilities and is exposed to foreign exchange risk through financial assets and liabilities and deferred tax assets and liabilities denominated in currencies other than USD, as shown in the table below. The Company estimates that a 10% change in the exchange rate of the foreign currencies in which its December 31, 2022 non-USD net monetary liabilities were denominated would result in an income before taxes change of about $10.7 million (2021 - $19.3 million).
The Company is exposed to currency risk through the following financial assets and liabilities, and deferred tax assets and liabilities denominated in foreign currencies:

At December 31, 2022	Cash and short-term investments	Other current and non-current assets	Income taxes receivable (payable), current and non- current	Accounts payable and accrued liabilities and non- current liabilities	Deferred tax assets and liabilities
Canadian Dollar	$40,904	$2,602	$—	$(42,345)	$24,048
Mexican Peso	3,082	32,587	12,649	(42,992)	(16,295)
Argentine Peso	9,348	9,339	856	(33,479)	—
Bolivian Boliviano	4,849	6,645	(5,154)	(8,655)	(4,492)
European Euro	40	—	—	—	—
Peruvian Sol	3,183	20,233	(523)	(28,873)	(87,719)
Guatemala quetzal	59	105	(63)	(7,265)	—
	$61,465	$71,511	$7,765	$(163,609)	$(84,458)

At December 31, 2021	Cash and short-term investments	Other current and non-current assets	Income taxes receivable (payable), current and non- current	Accounts payable and accrued liabilities and non- current liabilities	Deferred tax assets and liabilities(1)
Canadian Dollar	$60,507	$3,389	$—	$(27,448)	$36,799
Mexican Peso	1,159	7,681	(14,633)	(25,985)	(64,297)
Argentine Peso	12,488	20,358	1,502	(19,525)	(13)
Bolivian Boliviano	8,397	499	(7,943)	(23,914)	(6,954)
European Euro	49	—	—	—	—
Peruvian Sol	8,585	17,295	(22,234)	(54,953)	(94,367)
Guatemala quetzal	169	539	(91)	(9,919)	—
	$91,354	$49,761	$(43,399)	$(161,744)	$(128,832)
At December 31, 2022, the Company had outstanding positions on its foreign currency exposure of Mexican peso ("MXN"), Peruvian sol ("PEN") and Canadian dollar ("CAD") purchases. The Company recorded the following derivative gains and losses on currencies for the year ended December 31, 2022 and 2021:

	2022	2021
Mexican peso gains (losses)	$1,507	$(202)
Peruvian sol gains (losses)	3,471	(3,744)
Canadian dollar (losses) gains	(2,944)	851
	$2,034	$(3,095)
2.Interest Rate Risk
Interest rate risk is the risk that the fair values and future cash flows of the Company will fluctuate because of changes in market interest rates. The average interest rate earned by the Company during the year ended December 31, 2022 on its cash and short-term investments was 1.4% (2021 - 0.7%). A 10% increase or decrease in the interest earned from financial institutions on cash and short-term investments would not result in a material change in the Company’s earnings before income taxes (2021 – nil).
On August 10, 2021 the Company entered into a $500 million Sustainability-Linked Credit Facility (“SL-Credit Facility”), with a maturity date of August 8, 2025 (Note 18). The SL-Credit Facility incurred a weighted average interest rate of 5.7% during the year ended December 31, 2022 on amounts drawn. There were no amounts drawn on the SL-Credit Facility during the year ended December 31, 2021.
At December 31, 2022, the Company had $33.1 million in lease obligations (2021 - $30.6 million), that are subject to an annualized interest rate of 9.7% (2021 - 10.6%).
3.Price Risk
Metal price risk is the risk that changes in metal prices will affect the Company’s income or the value of its related financial instruments. The Company derives its revenue from the sale of silver, gold, lead, copper, and zinc. The Company’s sales are directly dependent on metal prices that have shown significant volatility and are beyond the Company’s control. Consistent with the Company’s mission to provide equity investors with exposure to changes in precious metal prices, the Company’s current policy is to not hedge the price of precious metals.
A 10% increase in all metal prices as at December 31, 2022, would result in an increase of approximately $149.9 million (2021 – $165.1 million) in the Company’s revenues. A 10% decrease in all metal prices as at the same period would result in a decrease of approximately $151.6 million (2021 - $166.4 million) in the Company’s revenues. The Company also enters into provisional concentrate contracts to sell the zinc, lead and copper concentrates. We have provisionally priced sales for which price finalization, referenced to the relevant zinc, lead, copper and silver index, is outstanding at the balance sheet date. A 10% increase in metals prices on open positions of zinc, lead, copper and silver for provisional concentrate contracts for the year ended December 31, 2022 would result in an increase of approximately $4.9 million (2021 - $7.2 million) in the Company’s before tax earnings, which would be reflected in 2022 results. A 10% decrease in metal prices for the same period would result in a decrease of approximately $4.9 million (2021 - $7.2 million) in the Company’s before tax earnings.
The Company mitigates the price risk associated with its base metal production by committing some of its forecasted base metal production from time to time under forward sales and option contracts. The Board of Directors continually assesses the Company’s strategy towards its base metal exposure, depending on market conditions.
At December 31, 2022, the Company had outstanding derivative positions on its exposure to zinc and diesel. The Company recorded the following derivative gains and losses on commodities for the year ended December 31, 2022 and 2021:

	2022	2021
Zinc gains	$1,701	$137
Copper losses	—	(1,139)
Diesel gains	4,499	9,397
Other	(898)	94
	$5,302	$8,489